UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 12, 2010

HECLA MINING COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-8491	77-0664171
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

6500 North Mineral Drive, Suite 200
Coeur d'Alene, Idaho 83815-9408
(Address of Principal Executive Offices) (Zip Code)

(208) 769-4100
(Registrant's Telephone Number, Including Area Code)

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On March 12, 2010, together with Hecla Alaska LLC, Hecla Greens Creek Mining Company, and Hecla Juneau Mining Company, our wholly owned subsidiaries, we entered into a First Amendment to Second Amended and Restated Credit Agreement (the “First Amendment”) with The Bank of Nova Scotia and ING Capital LLC (the “Lenders”). The First Amendment amends certain provisions of the Second Amended and Restated Credit Agreement, dated as of October 14, 2009.

Among the other changes to our credit agreement, the First Amendment lowers the commitment fee we pay to the Lenders from 2.4% of the unused commitment amount to 1.4%, extends the term from October 4, 2012 to March 12, 2013, and lowers the applicable margins we pay as part of the interest rates from 5% and 6% to 3% and 4% for base rate and LIBO rate loans, respectively.

A copy of the First Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The First Amendment has been included to provide you with information regarding its terms.  It is not intended to provide any other factual information about us.  Such information can be found elsewhere in other public filings we have made with the Securities and Exchange Commission, which are available without charge at www.sec.gov.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 and in Exhibits 10.1 and 10.2 is incorporated herein by reference.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On March 14, 2010, Mr. Ronald W. Clayton notified Hecla Mining Company that he was resigning as Senior Vice President - Operations, effective March 31, 2010.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

10.1
First Amendment to Second Amended and Restated Credit Agreement, dated March 12, 2010, by and among Hecla Alaska LLC, Hecla Greens Creek Mining Company and Hecla Juneau Mining Company, as Borrowers, and Hecla Mining Company, as Parent, and The Bank of Nova Scotia and ING Capital LLC, as Lenders.*

10.2	Second Amended and Restated Credit Agreement, dated as of October 14, 2009, by and among Hecla Mining Company as the Parent, Hecla Alaska LLC, Hecla Greens Creek Mining Company, and Hecla Juneau Mining Company, as the Borrowers, various Lenders, and The Bank of Nova Scotia, as the Administrative Agent for the Lenders. Filed as Exhibit 10.1 to registrant’s Current Report on Form 8-K filed on October 15 2009, (File No. 1-8491), and incorporated herein by reference.
* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2010

Hecla Mining Company

	By:	/s/ David C. Sienko
David C. Sienko
Vice President & General Counsel

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